UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2018

WMIH CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of Principal Executive Offices, Including Zip Code)

(469) 549-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed, pursuant to the Agreement and Plan of Merger, on July 31, 2018, Wand Merger Corporation, a wholly owned subsidiary of WMIH Corp. (“WMIH”), was merged with and into Nationstar Mortgage Holdings Inc. (“Nationstar”), with Nationstar continuing as the surviving corporation.
On August 15, 2018, WMIH engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm and dismissed BPM LLP (“BPM”) on the same date. E&Y was the independent registered public accounting firm for Nationstar prior to the merger. The decision to engage E&Y and to dismiss BPM was approved by WMIH's Audit & Risk Committee. The audit reports of BPM on the consolidated financial statements of WMIH for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during WMIH’s two most recent fiscal years ended December 31, 2017 and the subsequent interim period through August 15, 2018, there were no disagreements between WMIH and BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K), which, if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreement in connection with its report, and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).
WMIH provided BPM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BPM furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of BPM’s letter, dated August 15, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During WMIH’s two most recent fiscal years and through the interim period through August 15, 2018, neither WMIH nor anyone on its behalf consulted E&Y regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on WMIH’s consolidated financial statements, and no written report or oral advice was provided by E&Y to WMIH that E&Y concluded was an important factor considered by WMIH in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01	Other Events..
As of August 15, 2018, WMIH has 1,089,679,818 shares of common stock, par value $0.00001 per share, issued and outstanding.

Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit

16.1	Letter from BPM LLP, dated August 15, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.

Date: August 15, 2018	By:	/s/ Amar Patel
Amar Patel Chief Financial Officer